UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 19, 2016
____________________________________________________________
TerraForm Power, Inc.
(Exact name of registrant as specified in its charter)
 ______________________________________________________________

Delaware	001-36542	46-4780940
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I. R. S. Employer Identification No.)

7550 Wisconsin Avenue, 9th Floor, Bethesda, Maryland 20814
(Address of principal executive offices, including zip code)

(240) 762-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 19, 2016, TerraForm Power, Inc. issued a press release announcing that TerraForm Power Operating, LLC (“TerraForm Power”), its subsidiary, has launched an amended and restated solicitation of consents (the “Consent Solicitation”) from holders of record as of 5:00 p.m., New York City time, on August 16, 2016 of its 5.875% Senior Notes due 2023 (the “2023 Notes”) and its 6.125% Senior Notes due 2025 (the “2025 Notes” and, together with the 2023 Notes, the “Notes”) to obtain waivers relating to certain reporting covenants under the indenture dated as of January 28, 2015 (as supplemented, the “January 2015 Indenture”) with respect to the 2023 Notes, and the indenture dated as of July 17, 2015 (as supplemented, the “July 2015 Indenture” and, together with the January 2015 Indenture, the “Indentures”) with respect to the 2025 Notes, in each case among TerraForm Power, as issuer, the Guarantors party thereto and U.S. Bank National Association, as trustee, and to effectuate certain amendments to the respective Indentures.

The Consent Solicitation amends and restates the terms of the solicitation of consents of holders of the Notes by TerraForm Power, as set forth in the Consent Solicitation Statement and the related Letter of Consent, each dated June 24, 2016 and as extended.

Any holder that previously consented to the consent solicitation as set forth in the Consent Solicitation Statement and the related Letter of Consent, each dated June 24, 2016 (prior to the amendment and restatement on the date hereof), is required to re-submit its consent to the Proposed Waiver and Amendments (as defined in the Consent Solicitation Statement, as amended and restated as of the date hereof) by properly completing and executing the Letter of Consent (as amended and restated on the date hereof) in accordance with the instructions set forth in the Consent Solicitation Statement and the related Letter of Consent (in each case as amended and restated on the date hereof) in order to receive the Consent Fee (as defined in the Consent Solicitation Statement, as amended and restated on the date hereof).

A copy of the press release is attached as Exhibit 99.1 to this Current Report on this Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statement and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated August 19, 2016, titled “TerraForm Power Operating, LLC Launches Amended and Restated Consent Solicitation Related to Senior Notes”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRAFORM POWER, INC.

Date: August 19, 2016	By:	/s/ Rebecca Cranna
	Name:	Rebecca Cranna
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release, dated August 19, 2016, titled “TerraForm Power Operating, LLC Launches Amended and Restated Consent Solicitation Related to Senior Notes”